UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-08603

Name of Fund: BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies

Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/29/2016

Date of reporting period: 08/31/2015

Item 1 – Report to Stockholders

AUGUST 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended August 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. U.S. growth picked up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (“Fed’) would eventually be inclined to raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. Although these concerns abated in the later part of July when the Greek parliament passed a series of austerity and reform measures, the calm was short-lived. Chinese equity prices plunged and experienced extreme volatility despite policymakers’ attempts to stabilize the market. Financial markets broadly were highly volatile during the month of August as evidence of a further deceleration in China’s economy stoked worries about global growth. Equity and high yield assets declined, with emerging markets especially hard hit given falling commodity prices and lower growth estimates for many of those economies. High quality fixed income assets such as U.S. Treasury and municipal bonds benefited from investors seeking shelter from global volatility.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(5.32)%	0.48%
U.S. small cap equities (Russell 2000® Index)	(5.36)	0.03
International equities (MSCI Europe, Australasia, Far East Index)	(6.30)	(7.47)
Emerging market equities (MSCI Emerging Markets Index)	(15.97)	(22.95)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.86)	3.24
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.68)	1.56
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.21	2.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.85)	(2.93)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2015

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of August 31, 2015 ($3.50)[1]	8.23%
Current Monthly Distribution per Common Share[2]	$0.024
Current Annualized Distribution per Common Share[2]	$0.288
Economic Leverage as of August 31, 2015[3]	25%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]

The monthly distribution per Common Share, declared on October 1, 2015, was decreased to $0.020 per share. The current distribution rate on closing market price, current monthly distribution per common share, and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 6.

Portfolio Management Commentary

Returns for the six months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
DSU[1]	(4.49)%	(0.87)%[4]
Lipper High Yield Funds (Leveraged)[2]	(10.01)%	(3.24)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market values of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return based on net asset value performance presented herein are different than the information previously published on August 31, 2015.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

The Fund generally invests about 50% of its assets in high yield bonds and about 50% in floating rate loan interests (bank loans). The high yield bond market declined in the period while bank loans in aggregate managed marginally positive returns.

•

The Fund’s high yield allocation was the largest detractor for the six months, as energy and metals & mining names in particular declined on a weak supply/demand backdrop for commodities globally. A small allocation to equity securities also detracted from returns.

•

Bank loans outperformed high yield bonds over the six months given lower exposure to commodities and a favorable technical backdrop. As such, the Fund’s exposure to bank loans aided returns during the period, specifically in the gaming and health care sectors.

Describe recent portfolio activity.

•

During the period, the Fund modestly reduced risk and increased liquidity in the portfolio in light of expectations for increased market volatility going forward. The Fund increased exposure to higher quality BBB-rated collateralized loan obligations (“CLOs”), while reducing its equity position. From a sector perspective, the Fund added to names in the pharmaceuticals and healthcare sectors, where increased merger and acquisition activity has led to some attractive investment opportunities.

Describe portfolio positioning at period end.

•

At period end the Fund held 49% of its total portfolio in floating rate loan interests and 45% in corporate bonds, with the remainder primarily invested in equity and equity-like securities. The Fund was approximately 25% leveraged. It was also broadly diversified in approximately 500 issuers, consistent with a more mature market cycle where pricing differentials among various issuers have become compressed.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Market Price and Net Asset Value Per Share Summary
	8/31/15	2/28/15	Change	High	Low
Market Price	$3.50	$3.81	(8.14)%	$3.83	$3.25
Net Asset Value	$4.09	$4.29	(4.66)%	$4.31	$4.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/15	2/28/15
Floating Rate Loan Interests	49%	54%
Corporate Bonds	45	43
Asset-Backed Securities	3	2
Investment Companies	2	—
Common Stocks	1	1
Other Interests[1]	—	—
Other[2]	—	—

[1]	Representing less than 1% of the Fund’s total investments.

[2]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Options Purchased, Preferred Securities and Warrants.

Credit Quality Allocation[3,4]	8/31/15	2/28/15
BBB/Baa	8%	7%
BB/Ba	50	41
B	33	43
CCC/Caa	3	5
N/R	6	4

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Excludes short-term securities.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Fund’s NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s shares than if the Fund was not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment advisor will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Consolidated Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

6	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments August 31, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.1%
GEO Specialty Chemicals, Inc. (a)		1,039,294	$644,362
LyondellBasell Industries NV, Class A		26	2,220

			646,582
Diversified Consumer Services — 0.3%
Cengage Thomson Learning (a)		28,086	733,747
Houghton Mifflin Harcourt Co. (a)		75,798	1,711,519

			2,445,266
Diversified Financial Services — 0.1%
Kcad Holdings I Ltd. (a)		1,075,282,733	838,721
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,037	7,556
Media — 0.0%
Adelphia Recovery Trust (a)		396,568	793
Adept Communications Corp., Class A (a)		400,000	2,000

			2,793
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)		1,707	41,412
Total Common Stocks — 0.5%			3,982,330

Asset-Backed Securities	Par (000)
ACAS CLO Ltd., Class D (b):
Series 2014-2A, 4.19%, 1/15/27	USD	2,500	2,421,206
Series 2015-1A, 3.94%, 4/18/27		280	266,379
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.94%, 4/15/24 (b)		350	340,373
ALM Loan Funding, Series 2013-7RA (b):
Class C, 3.74%, 4/24/24		1,310	1,277,839
Class D, 5.29%, 4/24/24		1,150	1,118,798
ALM VII R-2, Ltd., Series 2013-7R2A, Class C, 3.74%, 4/24/24 (b)		250	246,041
ALM XIV Ltd., Series 2014-14A, Class C, 3.74%, 7/28/26 (b)		713	682,492
Anchorage Capital CLO Ltd., Series 2015-6A, Class E1, 5.18%, 4/15/27 (b)		750	659,400
Apidos CDO, Series 2015-21A, Class C, 3.83%, 7/18/27 (b)		250	240,775
Asset-Backed Securities	Par (000)		Value
Atlas Senior Loan Fund Ltd. (b):
Series 2012-1A, Class B2L, 6.52%, 8/15/24	USD	340	$340,141
Series 2014-6A, Class D, 3.98%, 10/15/26		1,240	1,194,261
Atrium CDO Corp., Series 9A, Class D, 3.79%, 2/28/24 (b)		1,300	1,258,186
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.79%, 7/15/24 (b)		900	848,985
BlueMountain CLO Ltd., Class E (b):
Series 2014-4A, 5.58%, 11/30/26		250	228,754
Series 2015-2A, 5.63%, 7/18/27		250	225,117
Carlyle Global Market Strategies CLO Ltd. (b):
Series 2012-4A, Class D, 4.79%, 1/20/25		900	900,604
Series 2013-1A, Class C, 4.31%, 2/14/25		250	248,013
Series 2015-2A, Class C, 4.02%, 4/27/27		250	246,675
Series 2015-2A, Class D, 5.57%, 4/27/27		1,000	927,780
Cent CLO 22 Ltd., Series 2014-22A, Class C, 4.06%, 11/07/26 (b)		625	609,875
CFIP CLO Ltd., Series 2013-1A, Class D, 4.04%, 4/20/24 (b)		1,500	1,449,150
CIFC Funding Ltd., Series 2014-3A, Class D, 3.70%, 7/22/26 (b)		500	465,524
Highbridge Loan Management Ltd., Series 6A-2015 (b):
Class D, 3.94%, 5/05/27		300	288,000
Class E1, 5.75%, 5/05/27		1,250	1,131,250
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.17%, 8/15/22 (b)		655	653,325
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.79%, 10/23/25 (b)		555	534,563
Neuberger Berman CLO XVI, Ltd., Series 2014-16A, Class D, 3.64%, 4/15/26 (b)		250	230,994
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.03%, 11/14/25 (b)		1,000	952,280
OZLM Funding Ltd., Series 2012-2A, Class C, 4.65%, 10/30/23 (b)		500	501,231
OZLM VII Ltd., Series 2014-7A, Class C, 3.89%, 7/17/26 (b)		500	470,836
OZLM IX, Ltd., Series 2014-9A, Class C, 3.89%, 1/20/27 (b)		1,000	955,811
OZLM XII, Ltd., Series 2015-12A, Class C, 3.98%, 4/30/27 (b)		340	325,483
Regatta Funding LP, Series 2013-2A, Class C, 4.29%, 1/15/25 (b)		750	733,883
Sound Point CLO IV Ltd., Series 2013-3A (b):
Class A, 1.66%, 1/21/26		910	903,366
Class D, 3.79%, 1/21/26		500	476,954

Portfolio Abbreviations

ADS	American Depositary Shares	GBP	British Pound
CAD	Canadian Dollar	NYSE	New York Stock Exchange
CLO	Collateralized Loan Obligation	OTC	Over-The-Counter
DIP	Debtor-In-Possession	PIK	Payment-In-Kind
ETF	Exchange-Traded Fund	USD	U.S. Dollar
EUR	Euro

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	7

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Stewart Park CLO Ltd., Series 2015-1A, Class E, 5.72%, 4/15/26 (b)	USD	500	$435,000
TICP CLO I Ltd., Series 2015-1A, Class D, 3.93%, 7/20/27 (b)		250	235,984
Venture XI CLO Ltd., Series 2012-11AR (b):
Class DR, 4.26%, 11/14/22		250	246,797
Class ER, 6.46%, 11/14/22		250	249,953
Venture XII CLO Ltd., Series 2012-12A, Class D, 3.94%, 2/28/24 (b)		250	241,847
Venture XX CLO Ltd., Series 2015-20A, Class D, 4.13%, 4/15/27 (b)		250	242,075
Venture XXI CLO Ltd., Series 2015-21A (b):
Class A, 1.77%, 7/15/27		935	932,195
Class D, 3.78%, 7/15/27		500	478,300
Voya CLO Ltd.:
Series 2012-2AR, Class ER, 6.29%, 10/15/22 (b)		1,250	1,249,950
Series 2014-4A, Class SUB, 0.00%, 10/14/26		1,000	785,915
Total Asset-Backed Securities — 3.8%			29,452,360

Corporate Bonds
Aerospace & Defense — 0.7%
Bombardier, Inc., 7.50%, 3/15/25 (c)		205	155,287
DigitalGlobe, Inc., 5.25%, 2/01/21 (c)		1,017	976,320
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (c)		307	316,977
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (c)		347	373,074
TransDigm, Inc.:
6.00%, 7/15/22		2,205	2,172,256
6.50%, 7/15/24		1,030	1,006,825

			5,000,739
Air Freight & Logistics — 0.3%
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	150	174,652
XPO Logistics, Inc., 6.50%, 6/15/22 (c)	USD	1,935	1,905,975

			2,080,627
Airlines — 1.4%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (c)		712	738,629
American Airlines Group, Inc., 4.63%, 3/01/20 (c)		542	532,515
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		3,153	3,231,985
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		2,390	2,479,625
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		233	249,479
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		2,248	2,326,738
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (c)		951	964,853

			10,523,824
Auto Components — 1.9%
Affinia Group, Inc., 7.75%, 5/01/21		1,200	1,272,000
Autodis SA, 6.50%, 2/01/19	EUR	100	116,704
CNH Industrial Finance Europe SA, 2.75%, 3/18/19		200	223,196
Corporate Bonds	Par (000)		Value
Auto Components (concluded)
Dana Holding Corp., 6.75%, 2/15/21	USD	180	$187,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		145	144,275
4.88%, 3/15/19		4,609	4,668,917
Jaguar Land Rover Automotive PLC:
5.00%, 2/15/22	GBP	100	153,834
5.63%, 2/01/23 (c)	USD	425	424,469
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (c)		194	201,760
Schaeffler Finance BV, 3.25%, 5/15/25	EUR	100	106,122
Schaeffler Holding Finance BV (d):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21		145	174,788
(6.25% Cash), 6.25%, 11/15/19 (c)	USD	738	776,745
(6.75% Cash), 6.75%, 11/15/22 (c)		3,522	3,759,735
(6.88% Cash), 6.88%, 8/15/18	EUR	385	447,559
The Goodyear Tire & Rubber Co., 6.50%, 3/01/21	USD	651	689,083
Venture Holdings Co. LLC (a)(e):
12.00%, 7/01/49		5,150	1
Series B, 9.50%, 7/01/2005		5,125	1
ZF North America Capital, Inc.:
4.50%, 4/29/22 (c)		206	199,562
2.75%, 4/27/23	EUR	200	211,525
4.75%, 4/29/25 (c)	USD	435	412,162

			14,169,638
Banks — 1.0%
Banca Monte dei Paschi di Siena SpA, 3.63%, 4/01/19	EUR	100	113,965
Banco Espirito Santo SA:
2.63%, 5/08/17		100	108,855
4.75%, 1/15/18		200	227,380
4.00%, 1/21/19		100	110,354
Bankia SA, 4.00%, 5/22/24 (b)		300	331,738
CIT Group, Inc.:
5.00%, 5/15/17	USD	950	977,313
5.25%, 3/15/18		1,434	1,489,568
6.63%, 4/01/18 (c)		295	315,650
5.50%, 2/15/19 (c)		3,099	3,257,824
5.00%, 8/01/23		130	131,625
Commerzbank AG, 7.75%, 3/16/21	EUR	200	271,253
Ibercaja Banco SA, 5.00%, 7/28/25 (b)		100	109,902
Lloyds Bank PLC, 11.88%, 12/16/21 (b)		12	15,276

			7,460,703
Beverages — 0.1%
Constellation Brands, Inc.:
7.25%, 5/15/17	USD	87	93,743
3.88%, 11/15/19		362	371,502
Horizon Holdings I SASU, 7.25%, 8/01/23	EUR	100	114,589

			579,834
Building Products — 0.8%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (c)	USD	210	209,475
Cemex SAB de CV, 4.38%, 3/05/23	EUR	100	106,523
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)	USD	740	752,950
LSF9 Balta Issuer SA, 7.75%, 9/15/22	EUR	100	112,916

See Notes to Consolidated Financial Statements.

8	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Building Products (concluded)
Masonite International Corp., 5.63%, 3/15/23 (c)	USD	579	$581,895
Ply Gem Industries, Inc., 6.50%, 2/01/22		1,755	1,730,869
USG Corp.:
9.75%, 1/15/18		980	1,102,500
5.88%, 11/01/21 (c)		1,108	1,150,769

			5,747,897
Capital Markets — 0.7%
American Capital Ltd., 6.50%, 9/15/18 (c)		1,070	1,099,425
Blackstone CQP Holdco LP, 9.30%, 3/19/19		1,395	1,356,424
E*Trade Financial Corp.:
0.00%, 8/31/19 (c)(g)(h)		593	1,504,868
5.38%, 11/15/22		773	807,785
Series A, 0.00%, 8/31/19 (g)(h)		100	253,772

			5,022,274
Chemicals — 2.1%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (c)		151	161,555
Axiall Corp., 4.88%, 5/15/23		39	37,830
Celanese US Holdings LLC, 5.88%, 6/15/21		324	339,390
Chemtura Corp., 5.75%, 7/15/21		221	221,553
GEO Specialty Chemicals, Inc., 7.50%, 10/30/18		6,039	7,911,627
Huntsman International LLC:
4.88%, 11/15/20		40	39,200
8.63%, 3/15/21		482	503,647
5.13%, 4/15/21	EUR	428	488,685
5.13%, 11/15/22 (c)	USD	1,985	1,885,750
INEOS Group Holdings SA:
6.13%, 8/15/18 (c)		342	342,427
6.50%, 8/15/18	EUR	124	141,234
5.75%, 2/15/19		151	167,784
Platform Specialty Products Corp., 6.50%, 2/01/22 (c)	USD	2,660	2,575,758
The Chemours Co. (c):
6.63%, 5/15/23		64	55,680
7.00%, 5/15/25		371	317,205

			15,189,325
Commercial Services & Supplies — 1.3%
Abengoa Finance SAU, 7.00%, 4/15/20	EUR	212	148,813
Abengoa Greenfield SA, 6.50%, 10/01/19 (c)	USD	533	311,805
ADS Waste Holdings, Inc., 8.25%, 10/01/20		267	276,345
ARAMARK Corp., 5.75%, 3/15/20		1,599	1,657,963
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.03%, 12/01/17 (b)		190	189,050
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)		164	146,780
Mobile Mini, Inc., 7.88%, 12/01/20		1,110	1,157,175
Modular Space Corp., 10.25%, 1/31/19 (c)		1,955	1,427,150
Silk Bidco, 7.50%, 2/01/22	EUR	150	174,214
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	760	806,550
8.25%, 2/01/21		76	80,370
7.63%, 4/15/22		3,143	3,386,582
Verisure Holding AB, 8.75%, 12/01/18	EUR	100	118,724

			9,881,521
Corporate Bonds	Par (000)		Value
Communications Equipment — 1.6%
Alcatel-Lucent USA, Inc.:
6.75%, 11/15/20 (c)	USD	2,130	$2,273,775
6.45%, 3/15/29		855	894,005
Avaya, Inc., 7.00%, 4/01/19 (c)		520	466,700
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)		844	820,790
CommScope, Inc. (c):
4.38%, 6/15/20		574	579,023
5.50%, 6/15/24		272	264,180
Plantronics, Inc., 5.50%, 5/31/23 (c)		422	424,110
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20		1,370	1,507,000
6.00%, 4/01/23 (c)		5,060	5,053,422

			12,283,005
Construction & Engineering — 0.7%
AECOM Technology Corp. (c):
5.75%, 10/15/22		1,045	1,045,000
5.88%, 10/15/24		862	868,465
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)		1,905	1,800,225
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)		1,625	1,657,321
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		350	325,500

			5,696,511
Construction Materials — 1.1%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		117	119,925
HD Supply, Inc.:
11.00%, 4/15/20		786	873,443
7.50%, 7/15/20		4,769	5,090,907
5.25%, 12/15/21 (c)		2,250	2,311,875

			8,396,150
Consumer Finance — 1.1%
Ally Financial, Inc.:
6.25%, 12/01/17		30	31,950
5.13%, 9/30/24		2,320	2,343,200
4.63%, 3/30/25		216	208,440
8.00%, 11/01/31		4,791	5,672,400

			8,255,990
Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
3.29%, 12/15/19 (b)(c)		1,620	1,587,600
6.00%, 6/30/21 (c)		465	461,419
4.25%, 1/15/22	EUR	370	415,503
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 6/15/17 (c)	USD	727	723,365
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		715	744,494
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,575	1,541,531
Crown European Holdings SA, 4.00%, 7/15/22	EUR	320	369,592
JH-Holding Finance SA, (8.25% Cash), 8.25%, 12/01/22 (d)		100	116,258
Sealed Air Corp.:
6.50%, 12/01/20 (c)	USD	120	132,900
4.50%, 9/15/23	EUR	150	173,288
5.50%, 9/15/25 (c)	USD	334	344,855

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
SGD Group SAS, 5.63%, 5/15/19	EUR	100	$114,067
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (c)	USD	200	208,750

			6,933,622
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17		938	965,671
Diversified Consumer Services — 0.1%
Laureate Education, Inc., 10.00%, 9/01/19 (c)		427	358,146
Service Corp. International, 4.50%, 11/15/20		307	314,675

			672,821
Diversified Financial Services — 1.3%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust:
5.00%, 10/01/21		860	889,025
4.63%, 7/01/22		725	730,437
Bank of America Corp.:
6.05%, 5/16/16		325	335,339
6.50%, 8/01/16		410	429,272
5.63%, 10/14/16		100	104,504
HSH Nordbank AG, 0.82%, 2/14/17 (b)	EUR	179	136,588
International Lease Finance Corp.:
5.88%, 4/01/19	USD	320	340,400
8.25%, 12/15/20		150	177,750
4.63%, 4/15/21		169	171,958
5.88%, 8/15/22		655	706,581
Jefferies Finance LLC/JFIN Co-Issuer Corp. (c):
7.38%, 4/01/20		625	611,063
6.88%, 4/15/22		716	672,324
MSCI, Inc., 5.75%, 8/15/25 (c)		507	517,140
ProGroup AG, 5.13%, 5/01/22	EUR	130	149,891
Reynolds Group Issuer, Inc.:
9.88%, 8/15/19	USD	308	323,785
5.75%, 10/15/20		2,920	3,011,250
6.88%, 2/15/21		266	278,635
UniCredit SpA, 6.95%, 10/31/22	EUR	100	131,089

			9,717,031
Diversified Telecommunication Services — 1.7%
CenturyLink, Inc.:
6.45%, 6/15/21	USD	240	239,664
Series V, 5.63%, 4/01/20		1,153	1,150,129
Frontier Communications Corp.:
6.25%, 9/15/21		505	461,015
7.13%, 1/15/23		150	135,450
7.63%, 4/15/24		1,571	1,402,117
6.88%, 1/15/25		105	88,856
Level 3 Financing, Inc.:
3.91%, 1/15/18 (b)		646	650,845
6.13%, 1/15/21		1,217	1,274,808
5.38%, 8/15/22		2,475	2,483,761
5.13%, 5/01/23 (c)		1,120	1,092,000
5.38%, 5/01/25 (c)		2,312	2,233,970
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	100	148,399
Telecom Italia SpA:
6.38%, 6/24/19	GBP	200	334,727
3.25%, 1/16/23	EUR	150	168,182
5.88%, 5/19/23	GBP	300	490,699
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	319	387,319
6.75%, 8/15/24		322	395,265

			13,137,206
Corporate Bonds	Par (000)		Value
Electric Utilities — 0.3%
ContourGlobal Power Holdings SA, 7.13%, 6/01/19 (c)	USD	897	$922,789
Gas Natural Fenosa Finance BV, 3.38% (b)(f)	EUR	200	202,941
Homer City Generation LP (d):
(8.14% Cash), 8.14%, 10/01/19	USD	220	219,825
(8.73% Cash), 8.73%, 10/01/26		469	463,892
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		323	336,411
Talen Energy Supply LLC, 6.50%, 6/01/25 (c)		419	388,622

			2,534,480
Electrical Equipment — 0.0%
Belden, Inc., 5.50%, 4/15/23	EUR	209	233,357
Energy Equipment & Services — 0.8%
Calfrac Holdings LP, 7.50%, 12/01/20 (c)	USD	2,195	1,470,650
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	200	181,833
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21	USD	18	16,920
6.75%, 8/01/22		247	239,590
GrafTech International Ltd., 6.38%, 11/15/20		150	118,500
MEG Energy Corp. (c):
6.50%, 3/15/21		2,599	2,171,464
6.38%, 1/30/23		29	23,345
Peabody Energy Corp., 6.25%, 11/15/21		1,072	281,400
Precision Drilling Corp., 5.25%, 11/15/24		641	503,185
Transocean, Inc.:
3.00%, 10/15/17		509	468,280
6.00%, 3/15/18		674	643,670
6.50%, 11/15/20		220	181,225
4.30%, 10/15/22		75	51,938

			6,352,000
Food & Staples Retailing — 0.8%
Family Tree Escrow LLC (c):
5.25%, 3/01/20		219	229,403
5.75%, 3/01/23		3,563	3,732,242
Rite Aid Corp.:
9.25%, 3/15/20		435	468,441
6.75%, 6/15/21		47	49,585
6.13%, 4/01/23 (c)		1,954	2,005,292

			6,484,963
Food Products — 0.4%
Anna Merger Sub, Inc., 7.75%, 10/01/22 (c)		780	772,684
Barry Callebaut Services NV, 5.50%, 6/15/23 (c)		200	211,833
Boparan Finance PLC:
5.25%, 7/15/19	GBP	100	147,481
4.38%, 7/15/21	EUR	110	113,562
5.50%, 7/15/21	GBP	145	202,688
Post Holdings, Inc. (c):
7.75%, 3/15/24	USD	1,027	1,060,377
8.00%, 7/15/25		508	524,510
Smithfield Foods, Inc., 5.88%, 8/01/21 (c)		257	266,637

			3,299,772
Health Care Equipment & Supplies — 1.0%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (c)		595	531,781
DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		1,542	1,595,199

See Notes to Consolidated Financial Statements.

10	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Equipment & Supplies (concluded)
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (c)	USD	1,495	$1,618,338
Mallinckrodt International Finance SA, 5.75%, 8/01/22 (c)		2,270	2,318,805
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.88%, 4/15/20 (c)		350	353,500
Smithfield Foods, Inc., 6.63%, 8/15/22		849	903,124

			7,320,747
Health Care Providers & Services — 4.4%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22		1,990	1,999,950
Alere, Inc.:
7.25%, 7/01/18		1,500	1,567,500
6.38%, 7/01/23 (c)		406	416,150
Amsurg Corp., 5.63%, 7/15/22		2,628	2,682,216
Care UK Health & Social Care PLC, 5.58%, 7/15/19 (b)	GBP	100	148,036
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	776	794,430
6.88%, 2/01/22		2,134	2,268,037
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		3,127	3,113,319
5.00%, 5/01/25		1,229	1,204,420
ExamWorks Group, Inc., 5.63%, 4/15/23		468	479,115
HCA Holdings, Inc., 6.25%, 2/15/21		510	553,350
HCA, Inc.:
3.75%, 3/15/19		1,048	1,053,240
6.50%, 2/15/20		1,744	1,927,120
7.50%, 2/15/22		1,055	1,210,285
5.88%, 3/15/22		1,148	1,248,450
4.75%, 5/01/23		1,898	1,924,079
5.00%, 3/15/24		450	460,688
5.38%, 2/01/25		879	892,185
HealthSouth Corp., 5.75%, 11/01/24		331	335,601
Hologic, Inc., 5.25%, 7/15/22 (c)		515	524,656
Kindred Healthcare, Inc., 6.38%, 4/15/22		229	234,725
Omnicare, Inc.:
4.75%, 12/01/22		203	215,688
5.00%, 12/01/24		128	137,600
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (c)		128	130,557
Tenet Healthcare Corp.:
6.25%, 11/01/18		607	657,836
4.75%, 6/01/20		1,190	1,213,056
3.79%, 6/15/20 (b)(c)		989	994,439
6.00%, 10/01/20		2,918	3,122,260
4.50%, 4/01/21		24	24,120
8.13%, 4/01/22		707	783,003
6.75%, 6/15/23		1,197	1,232,910

			33,549,021
Hotels, Restaurants & Leisure — 2.2%
Boyd Gaming Corp., 6.88%, 5/15/23		1,137	1,168,267
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (c)(d)		204	206,550
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		660	692,175
5.00%, 9/01/23		326	321,925
5.50%, 12/01/24		2,578	2,552,220
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	375	374,560
Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)	USD	455	$441,350
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		391	402,730
International Game Technology PLC, 6.25%, 2/15/22 (c)		200	192,376
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	200	193,010
MGM Resorts International:
5.25%, 3/31/20	USD	1,175	1,180,875
6.75%, 10/01/20		330	351,450
6.63%, 12/15/21		1,000	1,062,500
6.00%, 3/15/23		1,108	1,124,620
New Red Finance, Inc., 6.00%, 4/01/22 (c)		1,055	1,086,650
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		597	635,805
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	115,542
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23 (c)	USD	412	407,880
Sabre GLBL, Inc., 5.38%, 4/15/23 (c)		388	380,240
Six Flags Entertainment Corp., 5.25%, 1/15/21 (c)		842	854,630
Snai SpA, 7.63%, 6/15/18	EUR	245	279,051
Station Casinos LLC, 7.50%, 3/01/21	USD	1,618	1,711,682
Tropicana Entertainment LLC/Tropicana Finance Corp., 1.00%, 12/15/15 (a)(e)	USD	800	—
The Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27	GBP	411	638,687
Series N, 6.46%, 3/30/32		200	270,072

			16,644,847
Household Durables — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (c)	USD	556	519,860
Beazer Homes USA, Inc.:
6.63%, 4/15/18		935	963,050
5.75%, 6/15/19		646	621,775
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (c)		285	276,450
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (c)		520	504,239
Meritage Homes Corp., 4.50%, 3/01/18		589	596,362
The Ryland Group, Inc., 6.63%, 5/01/20		130	142,350
Shea Homes LP/Shea Homes Funding Corp. (c):
5.88%, 4/01/23		858	877,305
6.13%, 4/01/25		868	887,530
Standard Pacific Corp.:
10.75%, 9/15/16		565	615,850
8.38%, 1/15/21		1,735	2,038,625
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (c)		374	375,870
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		615	609,619
5.88%, 6/15/24		420	413,700

			9,442,585
Household Products — 0.4%
Spectrum Brands, Inc.:
6.38%, 11/15/20		315	333,506
6.63%, 11/15/22		1,810	1,943,452
5.75%, 7/15/25 (c)		672	692,160

			2,969,118

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp.:
7.38%, 7/01/21	USD	559	$602,322
5.50%, 3/15/24		981	936,855
Calpine Corp.:
5.38%, 1/15/23		768	740,890
5.50%, 2/01/24		627	605,055
Dynegy, Inc., 6.75%, 11/01/19		750	777,656
NRG Energy, Inc.:
7.88%, 5/15/21		218	225,085
6.25%, 5/01/24		160	152,000
NRG REMA LLC:
Series B, 9.24%, 7/02/17		48	49,698
Series C, 9.68%, 7/02/26		746	760,920
QEP Resources, Inc., 5.38%, 10/01/22		1,590	1,371,375

			6,221,856
Insurance — 0.2%
CNO Financial Group, Inc., 4.50%, 5/30/20		40	41,200
Genworth Holdings, Inc., 4.80%, 2/15/24		295	237,475
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (c)		400	399,000
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		725	757,625
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	150	232,476
UNIQA Insurance Group AG, 6.00%, 7/27/46 (b)	EUR	100	115,646

			1,783,422
Internet Software & Services — 0.2%
IAC/InterActiveCorp, 4.88%, 11/30/18	USD	700	719,250
Interactive Data Corp., 5.88%, 4/15/19 (c)		910	921,375

			1,640,625
IT Services — 1.5%
Audatex North America, Inc., 6.00%, 6/15/21 (c)		1,125	1,098,517
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		795	785,063
First Data Corp.:
7.38%, 6/15/19 (c)		39	40,447
6.75%, 11/01/20 (c)		4,437	4,669,942
11.75%, 8/15/21		753	848,255
5.38%, 8/15/23 (c)		1,242	1,257,525
Open Text Corp., 5.63%, 1/15/23 (c)		733	733,000
SunGard Data Systems, Inc., 6.63%, 11/01/19		1,410	1,462,875
WEX, Inc., 4.75%, 2/01/23 (c)		601	582,970

			11,478,594
Machinery — 0.0%
Selecta Group BV, 6.50%, 6/15/20	EUR	100	105,074
SPX Corp., 6.88%, 9/01/17	USD	65	69,225
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	103	116,159

			290,458
Media — 7.6%
Adria Bidco BV, 7.88%, 11/15/20		200	236,774
Altice Financing SA:
6.50%, 1/15/22 (c)	USD	1,260	1,263,150
5.25%, 2/15/23	EUR	200	226,585
6.63%, 2/15/23 (c)	USD	1,230	1,223,850
Altice Finco SA, 7.63%, 2/15/25 (c)		225	220,500
Corporate Bonds	Par (000)		Value
Media (continued)
Altice SA:
7.25%, 5/15/22	EUR	502	$566,136
7.75%, 5/15/22 (c)	USD	895	872,625
6.25%, 2/15/25	EUR	101	106,395
7.63%, 2/15/25 (c)	USD	1,221	1,159,950
Altice US Finance I Corp., 5.38%, 7/15/23 (c)		2,912	2,882,880
Altice US Finance II Corp., 7.75%, 7/15/25 (c)		744	725,400
Altice US Finance SA, 7.75%, 7/15/25 (c)		825	789,937
AMC Networks, Inc.:
7.75%, 7/15/21		1,005	1,072,837
4.75%, 12/15/22		156	153,754
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		620	648,024
5.25%, 9/30/22		108	108,864
5.13%, 2/15/23		380	379,050
5.13%, 5/01/23 (c)		195	195,000
5.88%, 5/01/27 (c)		155	151,900
CCO Safari II LLC, 4.91%, 7/23/25 (c)		1,300	1,287,642
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)		669	—
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		1,364	1,411,740
6.50%, 11/15/22		3,826	3,925,010
Columbus International, Inc., 7.38%, 3/30/21 (c)		850	894,625
DISH DBS Corp.:
4.25%, 4/01/18		1,460	1,455,605
5.88%, 11/15/24		2,403	2,189,734
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (c)		198	186,120
Gannett Co., Inc.:
5.13%, 10/15/19		215	221,988
4.88%, 9/15/21 (c)		466	460,175
5.50%, 9/15/24 (c)		289	286,110
Gray Television, Inc., 7.50%, 10/01/20		422	436,369
iHeartCommunications, Inc.:
9.00%, 12/15/19		450	423,563
9.00%, 3/01/21		1,356	1,201,755
9.00%, 9/15/22		930	809,100
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		3,792	3,336,960
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (c)		232	245,920
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)		265	266,988
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		538	548,760
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (c)		410	404,363
Numericable Group SA:
4.88%, 5/15/19 (c)		3,155	3,174,719
5.38%, 5/15/22	EUR	135	155,993
6.00%, 5/15/22 (c)	USD	2,185	2,185,000
5.63%, 5/15/24	EUR	295	337,635
6.25%, 5/15/24 (c)	USD	330	329,898
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		130	130,894
5.63%, 2/15/24		115	117,731
5.63%, 2/15/24 (c)		127	130,810

See Notes to Consolidated Financial Statements.

12	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)	USD	485	$512,887
Sirius XM Radio, Inc. (c):
4.25%, 5/15/20		141	140,735
5.75%, 8/01/21		464	480,240
4.63%, 5/15/23		60	57,150
5.38%, 4/15/25		2,636	2,603,050
Sterling Entertainment Corp., 9.75%, 12/15/19		1,300	1,326,000
Tribune Media Co., 5.88%, 7/15/22 (c)		938	945,035
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (c)		1,270	1,304,925
4.00%, 1/15/25	EUR	298	334,136
3.50%, 1/15/27		200	214,555
Univision Communications, Inc. (c):
8.50%, 5/15/21	USD	1,820	1,899,843
5.13%, 5/15/23		2,690	2,649,650
5.13%, 2/15/25		942	913,740
Virgin Media Secured Finance PLC:
5.38%, 4/15/21 (c)		1,152	1,180,800
4.88%, 1/15/27	GBP	100	143,970
6.25%, 3/28/29		453	718,068
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)	USD	1,300	1,287,000
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	168	179,095
5.88%, 1/15/25 (c)	USD	1,895	1,828,675

			58,258,372
Metals & Mining — 2.5%
Alcoa, Inc.:
6.15%, 8/15/20		1,395	1,482,187
5.13%, 10/01/24		2,261	2,215,780
Constellium NV (c):
8.00%, 1/15/23		2,600	2,301,000
5.75%, 5/15/24		439	338,030
First Quantum Minerals Ltd. (c):
7.00%, 2/15/21		145	102,225
7.25%, 5/15/22		435	303,413
Global Brass & Copper, Inc., 9.50%, 6/01/19		740	796,425
Kaiser Aluminum Corp., 8.25%, 6/01/20		550	585,750
Novelis, Inc.:
8.38%, 12/15/17		215	215,269
8.75%, 12/15/20		4,803	4,790,992
Peabody Energy Corp., 6.50%, 9/15/20		562	148,930
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17		673	614,113
Steel Dynamics, Inc.:
5.13%, 10/01/21		790	774,595
6.38%, 8/15/22		595	614,337
5.25%, 4/15/23		155	150,544
5.50%, 10/01/24		23	22,339
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		4,197	3,976,657

			19,432,586
Multi-Utilities — 0.0%
CE Energy AS, 7.00%, 2/01/21	EUR	175	200,304
Corporate Bonds	Par (000)		Value
Multiline Retail — 0.3%
Hema Bondco I BV, 6.25%, 6/15/19	EUR	250	$173,933
House of Fraser Funding PLC, 6.34%, 9/15/20 (b)	GBP	100	151,532
The Neiman Marcus Group Ltd. (c):
8.00%, 10/15/21	USD	1,955	2,062,525
(8.75% Cash or 9.50% PIK), 8.75%, 10/15/21 (d)		150	160,500

			2,548,490
Oil, Gas & Consumable Fuels — 5.1%
Antero Resources Corp., 5.13%, 12/01/22		26	23,535
Antero Resources Finance Corp., 5.38%, 11/01/21		525	483,000
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		277	204,980
California Resources Corp.:
5.00%, 1/15/20		32	25,194
5.50%, 9/15/21		728	564,477
6.00%, 11/15/24		3,380	2,506,270
Chesapeake Energy Corp., 5.75%, 3/15/23		464	345,917
Concho Resources, Inc.:
6.50%, 1/15/22		172	175,476
5.50%, 4/01/23		1,398	1,381,098
CONSOL Energy, Inc., 5.88%, 4/15/22		4,037	2,886,455
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22		57	51,870
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (c)		740	721,500
Denbury Resources, Inc.:
5.50%, 5/01/22		421	299,963
4.63%, 7/15/23		49	32,830
El Paso LLC:
7.80%, 8/01/31		143	155,446
7.75%, 1/15/32		518	556,918
Energy Transfer Equity LP:
7.50%, 10/15/20		345	369,588
5.88%, 1/15/24		1,825	1,761,125
EP Energy LLC/Everest Acquisition Finance, Inc., 6.38%, 6/15/23		711	604,350
Halcon Resources Corp.:
8.63%, 2/01/20 (c)		502	440,505
8.88%, 5/15/21		1,530	504,900
9.25%, 2/15/22		60	19,800
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (c)		461	398,811
Laredo Petroleum, Inc., 7.38%, 5/01/22		153	149,175
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		49	19,110
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
4.50%, 7/15/23		10	9,250
4.88%, 6/01/25		655	605,875
MEG Energy Corp., 7.00%, 3/31/24 (c)		1,030	842,025
Memorial Resource Development Corp., 5.88%, 7/01/22		1,262	1,148,420
NGPL PipeCo LLC, 9.63%, 6/01/19 (c)		435	404,550
Noble Energy, Inc., 5.63%, 5/01/21		479	483,560
Oasis Petroleum, Inc.:
7.25%, 2/01/19		495	443,025
6.50%, 11/01/21		555	446,775
6.88%, 1/15/23		200	158,000

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Pacific Drilling SA, 5.38%, 6/01/20 (c)	USD	299	$215,280
Paramount Resources, Ltd., 6.88%, 6/30/23 (c)		388	347,260
PDC Energy, Inc., 7.75%, 10/15/22		510	510,000
Petrobras Global Finance BV, 4.75%, 1/14/25	EUR	100	94,066
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)	USD	210	175,875
Range Resources Corp.:
5.75%, 6/01/21		277	265,920
5.00%, 8/15/22		10	9,225
5.00%, 3/15/23		23	21,045
Rockies Express Pipeline LLC, 6.85%, 7/15/18 (c)		334	340,680
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22		464	422,240
RSP Permian, Inc., 6.63%, 10/01/22 (c)		441	432,180
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		590	581,150
6.25%, 3/15/22		104	104,520
5.63%, 4/15/23		3,962	3,848,092
5.75%, 5/15/24		762	744,855
5.63%, 3/01/25 (c)		597	577,224
Sabine Pass LNG LP, 7.50%, 11/30/16		3,335	3,435,050
Sanchez Energy Corp., 6.13%, 1/15/23		1,057	792,750
SandRidge Energy, Inc.:
8.75%, 1/15/20		91	27,300
7.50%, 2/15/23		1,082	312,428
Seven Generations Energy, Ltd. (c):
8.25%, 5/15/20		1,510	1,502,450
6.75%, 5/01/23		265	243,800
Seventy Seven Energy, Inc., 6.50%, 7/15/22		318	147,870
SM Energy Co., 6.13%, 11/15/22		1,595	1,531,200
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.:
7.50%, 7/01/21		798	798,000
5.50%, 8/15/22		834	738,090
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (c)		833	833,000
Whiting Petroleum Corp., 5.00%, 3/15/19		839	750,905
WPX Energy, Inc., 5.25%, 9/15/24		210	172,431

			39,198,659
Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	6,012
Pharmaceuticals — 2.6%
Capsugel SA, (7.00% Cash or 7.75% PIK), 7.00%, 5/15/19 (c)(d)		171	172,283
Endo Finance LLC, 5.75%, 1/15/22 (c)		380	388,550
Endo Finance LLC/Endo Finco, Inc. (c):
7.25%, 12/15/20		167	174,098
7.75%, 1/15/22		145	154,788
6.00%, 7/15/23		1,018	1,058,720
6.00%, 2/01/25		1,915	1,967,662
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	275	312,617
Ephios Holdco II PLC, 8.25%, 7/01/23		100	113,043
Grifols Worldwide Operations, Ltd., 5.25%, 4/01/22	USD	937	952,226
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)		1,330	1,318,030
Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)	USD	1,221	$1,277,471
5.38%, 3/15/20 (c)		393	399,878
7.00%, 10/01/20 (c)		1,150	1,190,250
6.38%, 10/15/20 (c)		687	716,197
7.50%, 7/15/21 (c)		1,890	2,029,387
5.63%, 12/01/21 (c)		661	672,567
7.25%, 7/15/22 (c)		1,010	1,063,025
5.50%, 3/01/23 (c)		637	645,759
4.50%, 5/15/23	EUR	300	323,947
5.88%, 5/15/23 (c)	USD	2,091	2,132,820
6.13%, 4/15/25 (c)		3,009	3,099,270

			20,162,588
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20		380	397,575
Real Estate Investment Trusts (REITs) — 0.2%
Felcor Lodging LP, 5.63%, 3/01/23		377	388,310
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		513	534,802
iStar Financial, Inc.:
4.00%, 11/01/17		535	522,856
5.00%, 7/01/19		375	363,750

			1,809,718
Real Estate Management & Development — 0.8%
Lennar Corp., 4.75%, 11/15/22		110	109,450
Realogy Corp. (c):
7.63%, 1/15/20		3,446	3,622,607
9.00%, 1/15/20		214	226,840
Realogy Group LLC/Realogy Co-Issuer Corp. (c):
4.50%, 4/15/19		1,181	1,188,381
5.25%, 12/01/21		506	515,488
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		245	252,350

			5,915,116
Road & Rail — 0.6%
EC Finance PLC, 5.13%, 7/15/21	EUR	215	247,294
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)	USD	1,338	1,348,035
The Hertz Corp.:
7.50%, 10/15/18		1,555	1,588,044
7.38%, 1/15/21		1,122	1,169,685
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		350	356,265

			4,709,323
Semiconductors & Semiconductor Equipment — 0.6%
Micron Technology, Inc.:
5.25%, 1/15/24 (c)		495	459,113
5.50%, 2/01/25		225	209,250
NXP BV/NXP Funding LLC (c):
4.13%, 6/15/20		1,064	1,065,330
5.75%, 2/15/21		1,020	1,064,625
4.63%, 6/15/22		325	321,750
Sensata Technologies BV (c):
5.63%, 11/01/24		220	225,500
5.00%, 10/01/25		1,002	971,940

			4,317,508

See Notes to Consolidated Financial Statements.

14	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Software — 0.7%
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (c)(d)	USD	918	$831,937
Infor US, Inc., 6.50%, 5/15/22 (c)		1,572	1,473,750
Italics Merger Sub, Inc., 7.13%, 7/15/23 (c)		350	338,552
Nuance Communications, Inc., 5.38%, 8/15/20 (c)		2,270	2,274,268
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (c)		410	422,792

			5,341,299
Specialty Retail — 0.4%
Magnolia BC SA, 9.00%, 8/01/20	EUR	220	264,710
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	300	444,238
Party City Holdings, Inc., 8.88%, 8/01/20	USD	205	218,581
Penske Automotive Group, Inc., 5.38%, 12/01/24		1,100	1,102,750
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		146	151,475
5.50%, 11/01/23		559	578,565
Sonic Automotive, Inc., 5.00%, 5/15/23		146	142,715
THOM Europe SAS, 7.38%, 7/15/19	EUR	285	335,004
TUI AG, 4.50%, 10/01/19		105	124,011

			3,362,049
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co.:
6.88%, 5/01/22	USD	405	436,388
5.00%, 5/01/25		394	385,628
PVH Corp., 4.50%, 12/15/22		122	121,695
The William Carter Co., 5.25%, 8/15/21		469	484,242

			1,427,953
Tobacco — 0.0%
Altria Group, Inc., 9.95%, 11/10/38		17	27,153
Trading Companies & Distributors — 0.1%
Ashtead Capital, Inc. (c):
6.50%, 7/15/22		539	560,560
5.63%, 10/01/24		525	521,393

			1,081,953
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (c)		459	465,885
JCH Parent, Inc., (10.50% Cash or 11.25% PIK), 10.50%, 3/15/19 (c)(d)		1,066	777,998

			1,243,883
Wireless Telecommunication Services — 3.6%
Communications Sales & Leasing, Inc. (c):
6.00%, 4/15/23		600	564,000
8.25%, 10/15/23		830	755,300
Crown Castle International Corp.:
4.88%, 4/15/22		157	161,121
5.25%, 1/15/23		115	120,319
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)		375	420,558
Digicel Group Ltd., 7.13%, 4/01/22 (c)		485	422,556
Digicel Ltd., 6.00%, 4/15/21 (c)		2,428	2,223,587
The Geo Group, Inc.:
5.88%, 1/15/22		370	384,800
5.88%, 10/15/24		360	369,900
Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	$102,806
SBA Communications Corp., 4.88%, 7/15/22	USD	2,400	2,379,000
Sprint Communications, Inc. (c):
9.00%, 11/15/18		7,557	8,416,609
7.00%, 3/01/20		2,845	3,021,959
Sprint Corp.:
7.88%, 9/15/23		2,604	2,503,095
7.13%, 6/15/24		1,476	1,364,842
T-Mobile USA, Inc.:
6.63%, 4/28/21		455	475,475
6.13%, 1/15/22		81	83,531
6.73%, 4/28/22		295	309,750
6.00%, 3/01/23		588	599,460
6.84%, 4/28/23		85	89,038
6.50%, 1/15/24		584	600,060
6.38%, 3/01/25		1,100	1,124,200
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	868	982,793

			27,474,759
Total Corporate Bonds — 58.7%			448,875,534

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.7%
BE Aerospace, Inc., 2014 Term Loan B, 4.00%, 12/16/21	USD	1,426	1,431,027
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		696	692,105
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		1,675	1,721,063
Transdigm, Inc.:
2015 Term Loan E, 3.50%, 5/14/22		702	693,496
Term Loan D, 3.75%, 6/04/21		842	832,033

			5,369,724
Air Freight & Logistics — 0.4%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		982	882,553
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		1,022	919,057
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		157	140,970
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		1,410	1,267,666

			3,210,246
Airlines — 0.6%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		2,938	2,929,740
Northwest Airlines, Inc.:
2.25%, 3/10/17		328	321,488
1.63%, 9/10/18		351	336,243
1.64%, 9/10/18		177	169,238
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		1,264	1,256,299

			5,013,008
Auto Components — 1.9%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		782	781,802
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		2,067	1,818,844
2nd Lien Term Loan, 11.00%, 1/29/18		1,890	1,606,500

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Auto Components (concluded)
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19	USD	1,226	$1,224,792
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		1,482	1,430,415
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		5,313	5,080,465
INA Beteiligungsgesellschaft mbH, Term Loan B, 4.25%, 5/15/20		1,128	1,130,468
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.75%, 4/30/19		1,803	1,806,327
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		44	43,210

			14,922,823
Banks — 0.1%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		596	595,925
2nd Lien Term Loan, 8.25%, 6/03/21		379	376,066

			971,991
Building Products — 2.4%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		1,751	1,735,469
CPG International, Inc., Term Loan, 4.75%, 9/30/20		3,970	3,932,824
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		1,541	1,504,884
Hanson Building Products Ltd., 1st Lien Term Loan, 6.50%, 2/18/22		590	585,135
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		2,189	2,187,139
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		2,010	1,986,452
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		1,197	1,189,639
Universal Services of America LP:
2015 2nd Lien Term Loan, 9.50%, 7/28/23		840	831,802
2015 Delayed Draw Term Loan, 6.00%,		4	3,951
2015 Term Loan, 4.75%, 7/28/22		1,562	1,540,726
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		409	404,945
Term Loan B, 4.00%, 10/31/19		2,272	2,250,466

			18,153,432
Capital Markets — 0.4%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		984	927,084
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		651	649,464
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		1,396	1,395,039

			2,971,587
Chemicals — 2.4%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		239	238,364
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		124	123,675
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		2,931	2,917,770
Floating Rate Loan Interests (b)	Par (000)		Value
Chemicals (concluded)
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/30/20	USD	73	$72,630
Chromaflo Technologies Corp.:
1st Lien Term Loan, 4.50%, 12/02/19		154	149,570
2nd Lien Term Loan, 8.25%, 6/02/20		405	380,685
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		490	456,353
INEOS US Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		1,009	1,004,525
Kronos Worldwide, Inc., 2015 Term Loan, 4.00%, 2/18/20		430	413,454
MacDermid, Inc., 1st Lien Term Loan, 4.50%, 6/07/20		2,365	2,356,164
Minerals Technologies Inc., 2015 Term Loan B, 3.75%, 5/09/21		1,150	1,149,014
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		1,622	1,572,941
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		1,155	1,077,996
Term Loan B2, 4.25%, 1/15/20		1,469	1,430,281
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		520	517,618
2015 2nd Lien Term Loan, 8.50%, 6/19/23		655	652,544
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		1,182	1,165,105
2nd Lien Term Loan, 7.75%, 7/31/22		1,915	1,833,613
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		699	698,477

			18,210,779
Commercial Services & Supplies — 3.3%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		2,539	2,513,634
ARAMARK Corp.:
Term Loan E, 3.25%, 9/07/19		2,852	2,840,393
Term Loan F, 3.25%, 2/24/21		1,211	1,205,186
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		2,468	2,217,492
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		2,094	2,092,537
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		2,013	2,008,320
2nd Lien Term Loan, 8.00%, 5/14/22		2,125	2,125,000
Koosharem LLC, Exit Term Loan, 7.50%, 5/15/20		2,846	2,808,380
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		843	821,730
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		4,603	4,535,204
Waste Industries USA, Inc., Term Loan B, 4.25%, 2/27/20		655	655,451
West Corp., Term Loan B10, 3.25%, 6/30/18		1,248	1,234,730

			25,058,057
Communications Equipment — 1.5%
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		601	599,021
2nd Lien Term Loan, 7.50%, 1/24/22		540	536,490
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20		3,119	2,673,646
CommScope, Inc., Term Loan B5, 3.75%, 12/29/22		555	552,458

See Notes to Consolidated Financial Statements.

16	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)			Value
Communications Equipment (concluded)
Riverbed Technology, Inc., Term Loan B, 6.00%, 4/24/22	USD	429		$428,745
Telesat Canada, Term Loan A, 4.09%, 3/24/17	CAD	2,104		1,585,277
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21	USD	4,837		4,805,567

				11,181,204
Construction & Engineering — 0.1%
AECOM Technology Corp., Term Loan B, 3.75%, 10/15/21		752		752,609
Construction Materials — 0.1%
Filtration Group Corp., 1st Lien Term Loan, 4.25%, 11/21/20		1,116		1,113,256
Containers & Packaging — 0.3%
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		979		970,334
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		1,079		1,079,100

				2,049,434
Distributors — 0.2%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		1,183		1,176,136
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		299		299,998

				1,476,134
Diversified Consumer Services — 1.5%
Allied Security Holdings LLC:
1st Lien Term Loan, 4.25%, 2/12/21		2,662		2,649,222
2nd Lien Term Loan, 8.00%, 8/13/21		599		594,007
Bright Horizons Family Solutions, Inc.:
Incremental Term Loan B1, 4.25%, 1/30/20		1,501		1,501,042
Term Loan B, 3.75%, 1/30/20		1,531		1,528,010
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21		4,984		4,955,150

				11,227,431
Diversified Financial Services — 0.8%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		525		524,475
AssuredPartners Capital, Inc., 1st Lien Term Loan, 5.00%, 3/31/21		1,340		1,339,049
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.50%, 12/01/18		2,393		2,390,659
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		288		288,234
TransFirst, Inc., Incremental Term Loan B, 4.75%, 11/12/21		1,493		1,489,515

				6,031,932
Diversified Telecommunication Services — 1.9%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		1,816		1,817,702
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.25%, 8/14/20		1,770		1,764,654
2nd Lien Term Loan, 9.75%, 2/21/20		1,063		1,058,550
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		8,605		8,596,911
2019 Term Loan, 4.00%, 8/01/19		920		918,444
Virgin Media Investment Holdings Ltd., Term Loan F, 3.50%, 6/30/23		687		678,450

				14,834,711
Floating Rate Loan Interests (b)	Par (000)			Value
Electrical Equipment — 0.3%
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16	USD	1,227		$1,227,026
Extended Term Loan, 4.67%, 10/10/17 (a)(e)		2,375		1,071,458

				2,298,484
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, Term Loan, 3.25%, 4/29/20		1,398		1,386,284
Energy Equipment & Services — 0.7%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		2,548		2,541,006
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		3,277		3,049,594

				5,590,600
Food & Staples Retailing — 0.7%
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21		1,057		1,053,376
Rite Aid Corp.:
5.75%, 8/21/20		695		701,519
4.88%, 6/21/21		1,475		1,474,381
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		1,390		1,393,103
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/31/19		1,145		1,145,573

				5,767,952
Food Products — 2.0%
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		2,847		2,834,825
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		1,616		1,615,335
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		1,350		1,341,079
New HB Acquisition LLC:
1st Lien Term Loan, 4.50%, 8/03/22		1,240		1,239,616
2nd Lien Term Loan, 8.50%, 8/03/23		335		335,419
Pabst Brewing Co., Inc., Term Loan, 5.75%, 10/21/21		1,656		1,655,330
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		2,283		2,283,400
Pinnacle Foods Finance LLC, Term Loan G, 3.00%, 4/29/20		1,846		1,834,588
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21		—	(i)	416
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		1,824		1,514,032
2nd Lien Term Loan, 10.75%, 11/01/19		995		696,500

				15,350,540
Health Care Equipment & Supplies — 2.2%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		1,185		1,184,182
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		1,684		1,678,740
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		2,220		2,206,680
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		96		96,371
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		2,407		2,397,350
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/21		1,632		1,624,625

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	17

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Equipment & Supplies (concluded)
Mallinckrodt International Finance SA:
Incremental Term Loan B1, 3.50%, 3/19/21	USD	844	$839,230
Term Loan B, 3.25%, 3/19/21		1,649	1,635,734
Millennium Health LLC, Term Loan B, 5.25%, 4/16/21		1,075	524,739
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		2,470	2,406,831
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		2,289	2,252,237

			16,846,719
Health Care Providers & Services — 3.9%
Acadia Healthcare Co., Inc., Term Loan B, 4.25%, 2/11/22		481	483,382
Air Medical Group Holdings, Inc., Term Loan B, 4.50%, 4/06/22		1,250	1,226,563
Amsurg Corp., 1st Lien Term Loan B, 3.50%, 7/16/21		1,931	1,928,363
CHG Healthcare Services Inc., Term Loan, 4.25%, 11/19/19		2,731	2,717,135
Community Health Systems, Inc.:
Term Loan F, 3.57%, 12/31/18		1,383	1,381,118
Term Loan G, 3.75%, 12/31/19		2,089	2,084,956
Term Loan H, 4.00%, 1/27/21		3,843	3,850,445
Curo Health Services LLC, 2015 1st Lien Term Loan, 6.50%, 2/07/22		1,446	1,448,183
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		6,940	6,921,093
Genesis HealthCare Corp., Term Loan B, 10.00%, 12/04/17		1,335	1,355,165
MPH Acquisition Holdings LLC, Term Loan, 3.75%, 3/31/21		1,396	1,377,450
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		1,112	1,103,625
Sterigenics-Nordion Holdings LLC, Term Loan B, 4.25%, 5/15/22		665	659,600
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		988	986,581
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22		449	447,192
U.S. Renal Care, Inc., 2013 Term Loan, 4.25%, 7/03/19		1,990	1,983,247

			29,954,098
Health Care Technology — 0.5%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		2,582	2,562,403
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		1,291	1,283,086

			3,845,489
Hotels, Restaurants & Leisure — 5.3%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		1,598	1,581,105
2nd Lien Term Loan, 8.00%, 8/01/22		2,200	2,200,674
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		1,503	1,498,978
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		1,788	1,716,279
Burger King Newco Unlimited Liability Co., 2015 Term Loan B, 3.75%, 12/12/21		4,229	4,223,102
Floating Rate Loan Interests (b)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20	USD	8,453	$8,054,545
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		1,117	1,116,308
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		1,550	1,546,958
Intrawest ULC, Term Loan, 4.75%, 12/09/20		1,000	997,276
La Quinta Intermediate Holdings LLC, Term Loan B, 3.75%, 4/14/21		4,341	4,328,020
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		1,621	1,611,896
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		2,159	2,138,704
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		857	854,772
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		634	631,602
Term Loan B, 4.00%, 2/19/19		868	865,737
Scientific Games International, Inc.:
2014 Term Loan B1, 6.00%, 10/18/20		979	967,318
2014 Term Loan B2, 6.00%, 10/01/21		995	982,871
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		1,886	1,881,227
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 5.75%, 9/02/21		3,379	3,377,773

			40,575,145
Household Products — 0.5%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20		1,481	1,472,434
Spectrum Brands, Inc., Term Loan, 3.75%, 6/23/22		2,379	2,376,153

			3,848,587
Independent Power and Renewable Electricity Producers — 0.6%
Calpine Construction Finance Co., LP, Term Loan B1, 3.00%, 5/03/20		805	785,990
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 6/19/16		2,104	2,104,459
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21		1,699	1,697,788
Term Loan C, 5.00%, 12/19/21		75	75,077

			4,663,314
Industrial Conglomerates — 0.1%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		904	765,622
Insurance — 0.5%
Cooper Gay Swett & Crawford of Delaware Holding Corp., 1st Lien Term Loan, 5.00%, 4/16/20		1,022	929,946
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,649	1,612,844
2nd Lien Term Loan, 6.75%, 2/28/22		1,650	1,610,301

			4,153,091
Internet Software & Services — 1.0%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/28/21		1,574	1,568,233
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		2,426	2,423,390

See Notes to Consolidated Financial Statements.

18	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Internet Software & Services (concluded)
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21	USD	3,141	$3,136,002
W3 Co., 2nd Lien Term Loan, 9.25%, 9/11/20		289	229,491

			7,357,116
IT Services — 2.7%
Blue Coat Holdings Inc., 2015 Term Loan, 4.50%, 5/20/22		1,330	1,320,025
Epicor Software Corp., 1st Lien Term Loan, 4.75%, 6/01/22		1,650	1,643,516
First Data Corp.:
2018 Extended Term Loan, 3.70%, 3/24/18		12,272	12,169,689
2018 Term Loan, 3.70%, 9/24/18		1,935	1,919,036
InfoGroup, Inc., Term Loan, 7.50%, 5/26/18		942	899,884
SunGard Data Systems, Inc.:
Term Loan C, 3.94%, 2/28/17		1,080	1,078,110
Term Loan E, 4.00%, 3/08/20		414	413,146
Vantiv LLC, 2014 Term Loan B, 3.75%, 6/13/21		1,237	1,236,062

			20,679,468
Machinery — 0.6%
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/30/20		708	706,530
Term Loan B3, 4.25%, 8/30/20		214	213,839
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/25/21		567	567,150
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		1,578	1,561,670
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		2,105	1,958,768

			5,007,957
Media — 4.8%
Cengage Learning Acquisitions, Inc.:
1st Lien Term Loan, 7.00%, 3/31/20		3,954	3,944,464
Term Loan, 0.00%, 7/03/16 (a)(e)		2,596	—
Charter Communications Operating LLC, Term Loan I, 3.50%, 1/20/23		4,610	4,599,627
Clear Channel Communications, Inc., Term Loan D, 6.95%, 1/30/19		3,467	3,055,431
CSC Holdings LLC, Term Loan B, 2.70%, 4/17/20		1,111	1,095,076
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		1,688	1,667,136
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		1,191	1,168,235
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/16/20		614	610,378
Media General, Inc., Term Loan B, 4.00%, 7/31/20		550	548,761
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		1,680	1,678,643
Term Loan B2, 4.50%, 5/21/20		1,454	1,452,254
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		1,955	1,932,941
Tribune Media Co., Term Loan, 3.75%, 12/27/20		2,593	2,579,289
TWCC Holding Corp., Extended Term Loan, 5.75%, 2/13/20		1,062	1,053,265
Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20	USD	4,417	$4,382,253
WideOpenWest Finance LLC, 2015 Term Loan B, 4.50%, 4/01/19		2,546	2,536,151
Ziggo Financing Partnership:
Term Loan B1, 3.50%, 1/15/22		1,561	1,538,731
Term Loan B2A, 3.50%, 1/15/22		1,023	1,008,341
Term Loan B3, 3.50%, 1/15/22		1,682	1,658,363

			36,509,339
Metals & Mining — 0.7%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		530	357,750
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		4,071	4,021,713
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,112	1,112,407

			5,491,870
Multiline Retail — 1.4%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		2,304	2,293,900
2nd Lien Term Loan, 8.50%, 3/26/20		785	777,150
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		2,859	2,858,913
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 8/10/22		1,915	1,915,000
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		2,866	2,832,594

			10,677,557
Oil, Gas & Consumable Fuels — 1.8%
CITGO Holding Inc., 2015 Term Loan B, 9.50%, 5/12/18		1,438	1,441,172
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		2,774	1,969,378
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		2,223	2,104,763
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		243	241,377
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		192	84,235
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		2,050	1,978,250
Power Buyer LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		200	196,500
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		1,507	1,469,739
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		189	160,397
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		782	746,906
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 8/04/21		629	521,258
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22		1,904	1,900,833
WTG Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		1,197	1,187,799

			14,002,607

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	19

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Pharmaceuticals — 3.9%
Akorn, Inc., Term Loan B, 5.50%, 4/16/21	USD	1,682	$1,679,663
Concordia Healthcare Corp., Term Loan B, 4.75%, 4/21/22		620	620,391
Endo Luxembourg Finance Co. I Sarl:
2014 Term Loan B, 3.25%, 3/01/21		642	641,715
2015 Term Loan B, 3.75%, 6/11/22		2,935	2,934,472
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.20%, 2/27/21		3,733	3,724,687
Horizon Pharma Holdings USA, Inc., Term Loan B, 4.50%, 4/22/21		550	549,313
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		4,184	4,155,916
JLL/Delta Dutch Newco BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		1,520	1,501,243
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.00%, 9/30/19		3,768	3,760,978
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.75%, 12/11/19		1,036	1,032,258
Series D2 Term Loan B, 3.50%, 2/13/19		1,521	1,515,884
Series E Term Loan B, 3.75%, 8/05/20		1,492	1,487,082
Term Loan B F1, 4.00%, 4/01/22		6,034	6,031,574

			29,635,176
Professional Services — 2.6%
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, 9/26/21		1,352	1,336,026
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		1,822	1,799,903
2014 2nd Lien Term Loan, 7.50%, 7/25/22		1,870	1,812,965
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,474	3,459,449
Intertrust Group Holding BV, 2nd Lien Term Loan, 8.00%, 4/16/22		1,675	1,671,868
ON Assignment, Inc., 2015 Term Loan, 3.75%, 5/19/22		1,519	1,514,936
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,110	1,104,926
TransUnion LLC, Term Loan B2, 3.75%, 4/09/21		5,634	5,586,139
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,703	1,687,748

			19,973,960
Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		470	448,704
Real Estate Management & Development — 1.4%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		1,441	1,437,581
DTZ US Borrower LLC, 1st Lien Term Loan:
5.50%, 11/04/21		2,313	2,287,903
2015, 4.25%, 8/05/21		2,095	2,072,311
Realogy Corp.:
Extended Letter of Credit, 2.22%, 10/10/16		631	624,664
Term Loan B, 3.75%, 3/05/20		4,333	4,316,663

			10,739,122
Floating Rate Loan Interests (b)	Par (000)		Value
Road & Rail — 0.2%
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21	USD	616	$603,671
2nd Lien Term Loan, 7.75%, 9/30/21		1,175	1,098,625

			1,702,296
Semiconductors & Semiconductor Equipment — 1.0%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		3,779	3,774,355
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20		3,210	3,205,341
Term Loan B5, 5.00%, 1/15/21		403	403,079

			7,382,775
Software — 2.6%
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		624	620,880
Term Loan B, 4.25%, 11/01/19		1,119	1,112,762
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		3,183	3,088,297
Informatica Corp., Term Loan, 4.50%, 8/05/22		2,441	2,423,566
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		1,259	1,019,709
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20		1,952	1,982,763
Initial Incremental Term Loan, 4.50%, 10/30/19		1,160	1,159,272
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		1,813	1,805,004
2nd Lien Term Loan, 8.50%, 10/11/21		1,250	1,243,225
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		1,630	1,626,999
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		3,002	3,004,194
2015 Term Loan B2, 4.00%, 7/08/22		486	486,713
Tibco Software, Inc., Term Loan B, 6.50%, 12/04/20		274	272,856

			19,846,240
Specialty Retail — 2.0%
Leslie’s Poolmart, Inc., Term Loan, 4.25%, 10/16/19		1,908	1,886,830
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		2,084	2,082,970
Term Loan B, 3.75%, 1/28/20		1,610	1,604,232
Party City Holdings Inc., 2015 Term Loan B, 4.25%, 7/28/22		2,755	2,749,848
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		2,784	2,776,701
PetSmart, Inc., Term Loan B, 4.25%, 3/11/22		2,758	2,752,351
Things Remembered, Inc., Term Loan B, 8.25%, 5/24/18		1,960	1,420,677

			15,273,609
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC, Term Loan B2, 4.00%, 4/29/20		1,994	1,982,438
Textiles, Apparel & Luxury Goods — 0.3%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		2,845	2,518,079

See Notes to Consolidated Financial Statements.

20	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21	USD	1,509	$1,508,175
Trading Companies & Distributors — 0.3%
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		1,975	1,961,017
Wireless Telecommunication Services — 1.4%
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		2,326	2,311,264
New Lightsquared LLC, PIK Exit Term Loan, 9.75%, 6/15/20		8,100	7,897,500

			10,208,764
Total Floating Rate Loan Interests — 65.4%			500,500,552

Investment Companies — 3.0%		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (j)		267,180	23,041,603

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (b)(c)	USD	1,668	$1,673,226

Other Interests (k)		Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A		1,154	12
Household Durables — 0.4%
Stanley Martin, Class B Membership Units (l)		2	3,087,072
Media — 0.0%
Adelphia Escrow (a)		7,500	75
Adelphia Preferred Escrow (a)		8	—
Adelphia Recovery Trust (a):
0.00%		9,406	941
Series ACC-6B INT, 0.00%		750	7

			1,023
Total Other Interests — 0.4%			3,088,107
Preferred Securities	Par (000)		Value
Capital Trusts
Banco Bilbao Vizcaya Argentaria SA, 6.75% (b)(f)	USD	200	224,206
Banco Santander SA, 6.25%, (b)(f)		200	222,859
Bank of Ireland, 7.38% (b)(f)		200	229,287
BNP Paribas SA, 7.38% (b)(c)(f)		400	409,600
Orange SA, 4.00% (b)(f)		250	289,131
Santander UK Group Holdings PLC, 7.38% (b)(f)		200	312,283
Telefonica Europe BV, 4.20% (b)(f)		200	227,965
UBS Group AG, (b)(f)
5.75%		200	232,089
7.00%		200	206,750
Total Capital Trusts — 0.3%			2,354,170

Preferred Securities		Shares
Preferred Stock
Capital Markets — 0.1%
The Goldman Sachs Group, Inc., Series J, 0.00% (b)(f)		13,550	333,601

Trust Preferred
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 2/15/40, 8.13% (b)		59,219	1,506,515
Total Preferred Securities — 0.6%			4,194,286

Warrants
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27) (a)		3,049	26,209
Total Long-Term Investments (Cost — $1,062,851,499) — 132.6%			1,014,834,207

Options Purchased (Cost — $5,867) — 0.0%			—
Total Investments (Cost — $1,062,857,366) — 132.6%			1,014,834,207
Liabilities in Excess of Other Assets — (32.6)%			(249,695,668)

Net Assets — 100.0%			$765,138,539

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	21

Consolidated Schedule of Investments (continued)

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Zero-coupon bond.

(h)	Convertible security.

(i)	Amount is less than $500.

(j)	During the six months ended August 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2015	Shares Purchased		Shares Held at August 31, 2015	Value at August 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	[1]	—	—	$521
iShares iBoxx $ High Yield Corporate Bond ETF	—	267,180		267,180	$23,041,603	$409,043
[1] Represent net shares purchased/sold.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts

Contracts Short	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
(12)	German Euro BOBL Futures	Eurex	September 2015	EUR	1,750,959	$7,419
(5)	German Euro-Bund Futures	Eurex	September 2015	EUR	858,950	11,800
(2)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD	254,125	201
(4)	Long Gilt Future	NYSE Liffe	December 2015	GBP	719,312	2,389
Total						$21,809

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	745,791	CAD	963,000	Westpac Banking Corp.	10/20/15	$13,897
USD	108,988	EUR	100,000	Barclays Bank PLC	10/20/15	(3,309)
USD	219,318	EUR	200,000	Goldman Sachs International	10/20/15	(5,277)
USD	10,084	EUR	9,000	Goldman Sachs International	10/20/15	(23)
USD	26,550	EUR	24,000	Standard Chartered Bank	10/20/15	(401)
USD	14,914,028	EUR	13,513,000	UBS AG	10/20/15	(260,686)
USD	130,105	GBP	84,000	Barclays Bank PLC	10/20/15	1,240
USD	4,091,820	GBP	2,630,000	HSBC Bank PLC	10/20/15	57,135
Total						$(197,424)

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD	942.86	6	—

Centrally Cleared Credit Default Swaps — Sold Protection

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 24, Version 1	5.00%	Chicago Mercantile	6/20/20	B+	USD 7,227	$(74,753)
[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

22	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

OTC Credit Default Swaps — Sold Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Received	Unrealized Appreciation (Depreciation)
MetLife, Inc.	1.00%	UBS AG	9/20/15	A-	USD 175	$87	$(138)	$225
Glencore International	5.00%	Citibank N.A.	9/20/20	BBB	EUR 30	(4,055)	(2,927)	(1,128)
Glencore International	1.00%	Citibank N.A.	9/20/20	BBB	EUR 30	(4,055)	(2,927)	(1,128)
Glencore International	1.00%	Credit Suisse Securities (USA) LLC	9/20/20	BBB	EUR 10	(1,353)	(1,019)	(334)
Total						$(9,376)	$(7,011)	$(2,365)

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Abengoa SA	1.00%	Citibank N.A.	9/20/20	USD 6	$3,437	$3,553	$(116)
Abengoa SA	5.00%	Citibank N.A.	9/20/20	EUR 3	1,718	1,776	(58)
Abengoa SA	5.00%	Goldman Sachs International	9/20/20	EUR 6	3,437	3,488	(51)
Abengoa SA	5.00%	Goldman Sachs International	9/20/20	EUR 10	5,728	6,029	(301)
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	9/20/20	EUR 10	(945)	(1,046)	101
Total					$13,375	$13,800	$(425)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized apppreciation[1]	—	—	—	—	$21,809	$21,809
Forward foreign currency exchange contracts	Net unrealized apppreciation	—	—	—	$72,272	—	72,272
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$15,172	—	—	—	15,172
Total		—	$15,172	—	$72,272	$21,809	$109,253
Derivative Financial Instruments— Liabilities
Forward foreign currency exchange contracts	Net unrealized depreciation	—	—	—	$269,696	—	$269,696
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$11,173	—	—	—	11,173
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$74,753	—	—	—	74,753
Total		—	$85,926	—	$269,696	—	$355,622

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	23

Consolidated Schedule of Investments (continued)

For the six months ended August 31, 2015, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$108,439	$108,439
Foreign currency transactions	—	—	—	$920,297	—	920,297
Swaps	—	$30,606	—	—	—	30,606

Total	—	$30,606	—	$920,297	$108,439	$1,059,342

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$63,360	$63,360
Foreign currency transactions	—	—	—	$(615,087)	—	(615,087)
Swaps	—	$(81,446)	—	—	—	(81,446)

Total	—	$(81,446)	—	$(615,087)	$63,360	$(633,173)

For the six months ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$1,791,673
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$18,945,472
Average amounts sold — in USD	$1,028,812
Credit default swaps:
Average notional value — buy protection	$19,638
Average notional value — sell protection	$3,902,775

Derivative Financial Instruments — Offsetting as of August 31, 2015

The Fund’s derivative assets and liabilities (by type) were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$72,272	$269,696
Financial futures contracts	6,772	9
Swaps[1] — OTC	15,172	11,173
Swaps — centrally cleared	—	18,426

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$94,216	$299,304

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,772)	(18,435)

Total derivative assets and liabilities subject to an MNA	$87,444	$280,869

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$1,240	$(1,240)	—	—	—
Citibank N.A.	5,329	(5,329)	—	—	—
Goldman Sachs International	9,618	(6,698)	—	—	$2,920
HSBC Bank PLC.	57,135	—	—	—	57,135
UBS AG	225	(225)	—	—	—
Westpac Banking Corp.	13,897	—	—	—	13,897

Total	$87,444	$(13,492)	—	—	$73,952

See Notes to Consolidated Financial Statements.

24	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$3,309	$(1,240)	—	—	$2,069
Citibank N.A.	8,284	(5,329)	—	—	2,955
Credit Suisse International	1,353	—	—	—	1,353
Goldman Sachs International	6,698	(6,698)	—	—	—
Standard Chartered Bank	401	—	—	—	401
UBS AG	260,824	(225)	—	—	260,599

Total	$280,869	$(13,492)	—	—	$267,377

[1] The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements. The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$20,561,935	$8,890,425	$29,452,360
Common Stocks	$1,762,707	736,540	1,483,083	3,982,330
Corporate Bonds	—	438,281,481	10,594,053	448,875,534
Floating Rate Loan Interests	—	481,783,976	18,716,576	500,500,552
Investment Companies	23,041,603	—	—	23,041,603
Non-Agency Mortgage-Backed Securities	—	1,673,226	—	1,673,226
Other Interests	—	941	3,087,166	3,088,107
Preferred Securities	1,840,116	2,354,170	—	4,194,286
Warrants	—	—	26,209	26,209
Liabilities:
Unfunded floating rate loan interests	—	(353)	—	(353)

Total	$26,644,426	$945,391,916	$42,797,512	$1,014,833,854

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$21,809	—	—	$21,809
Credit contracts	—	$326	—	326
Foreign currency exchange contracts	—	72,272	—	72,272
Liabilities:
Credit contracts	—	(77,869)	—	(77,869)
Foreign currency exchange contracts	—	(269,696)	—	(269,696)

Total	$21,809	$(274,967)	—	$(253,158)

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	25

Consolidated Schedule of Investments (continued)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$8,705,352	—	—	$8,705,352
Cash pledged for centrally cleared swaps	400,000	—	—	400,000
Cash pledged for financial futures contracts	52,720	—	—	52,720
Foreign currency at value	16,688	—	—	16,688
Liabilities:
Bank borrowings payable	—	$(255,000,000)	—	(255,000,000)

Total	$9,174,760	$(255,000,000)	—	$(245,825,240)

During the six months ended August 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of February 28, 2015	$1,175,186	$1,949,200	$16,414,679	$38,495,099	$3,165,836	$495,709	$61,695,709
Transfers into Level 3[1]	—	1,412,771	—	6,786,776	22,500	—	8,222,047
Transfers out of Level 3[2]	—	(940,700)	—	(10,648,718)	—	—	(11,589,418)
Accrued discounts/premiums	—	8,102	25,873	51,419	—	—	85,394
Net realized gain (loss)	(5,274,637)	7,126	—	(50,593)	—	—	(5,318,104)
Net change in unrealized appreciation (depreciation)[3,4]	5,170,847	(32,279)	(5,909,136)	(712,183)	11,889	(469,500)	(1,940,362)
Purchases	411,687	7,164,080	6,102,047	1,679,803	—	—	15,357,617
Sales	—	(677,875)	(6,039,410)	(16,885,027)	(113,059)	—	(23,715,371)

Closing balance, as of August 31, 2015	$1,483,083	$8,890,425	$10,594,053	$18,716,576	$3,087,166	$26,209	$42,797,512

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015[4]	$(103,788)	$(45,898)	$(5,909,136)	$(960,556)	$11,961	$9,940	$(6,977,477)

[1]    As of February 28, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $8,222,047 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As of February 28, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $11,589,418 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related Net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[4]    Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Consolidated Financial Statements.

26	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Schedule of Investments (concluded)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $27,607,097. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$1,483,083	Market Comparable Companies	Last 12 Months EBITDA Multiple[1]	4.63x — 6.00x3
			Current Fiscal Year EBITDA Multiple[1]	4.63x — 4.88x
			Discontinued Operations Expected Sale Proceeds[1]	$70[4]
			Illiquidity Discount[2]	17.50%
Corporate Bonds	10,594,051	Discounted Cash Flow	Internal Rate of Return[2]	10.00% — 10.50%
		Market Comparable Companies	Last 12 Months EBITDA Multiple[1]	6.00x
			Illiquidity Discount[2]	17.50%
Other investments including other interests	3,113,281	Market Comparable Companies	Tangible Book Value Multiple[1]	1.19x
		Last Dealer Mark – Adjusted	Delta Adjustment Based on Daily	120%
			Movement in the Common Equity[1]

Total	$15,190,415

[1] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[2] Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
[3] The weighted average unobservable input is 5.23x.
[4] Amount is stated in millions.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	27

Consolidated Statement of Assets and Liabilities

August 31, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,038,645,140)	$991,792,604
Investments at value — affiliated (cost — $24,212,226)	23,041,603
Cash	8,705,352
Cash pledged:
Centrally cleared swaps	400,000
Financial futures contracts	52,720
Foreign currency at value (cost — $16,956)	16,688
Receivables:
Dividends	15,194
Interest	11,204,177
Investments sold	11,281,360
Swaps	1,503
Swap premiums paid	14,846
Unrealized appreciation on forward foreign currency exchange contracts	72,272
Unrealized appreciation on OTC swaps	326
Variation margin receivable on financial futures contracts	6,772
Prepaid expenses	27,659
Other assets	98,755

Total assets	1,046,731,831

Liabilities
Payables:
Bank borrowings	255,000,000
Income dividends	185,628
Interest expense	210,306
Investment advisory fees	976,194
Investments purchased	24,313,601
Offering costs	56,420
Officer’s and Directors’ fees	225,085
Swaps	382
Other accrued expenses	326,019
Swap premiums received	8,057
Unrealized depreciation on forward foreign currency exchange contracts	269,696
Unrealized depreciation on OTC swaps	3,116
Unrealized depreciation on unfunded floating rate loan interests	353
Variation margin payable on financial futures contracts	9
Variation margin payable on centrally cleared swaps	18,426
Contingencies[1]	—

Total liabilities	281,593,292

Net Assets	$765,138,539

Net Assets Consist of
Paid-in capital	$1,110,909,027
Distributions in excess of net investment income	(2,129,955)
Accumulated net realized loss	(295,462,350)
Net unrealized appreciation (depreciation)	(48,178,183)

Net Assets	$765,138,539

Net asset value, based on net assets of $765,138,539 and 186,913,216 shares outstanding, 400 million shares authorized, $0.10 par value	$4.09

[1]	See Note 12 of the Notes to Consolidated Financial Statements for details of contingencies.

See Notes to Consolidated Financial Statements.

28	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Statement of Operations

Six Months Ended August 31, 2015 (Unaudited)

Investment Income
Interest	$29,438,095
Dividends — unaffiliated	48,359
Dividends — affiliated	409,564
Foreign taxes withheld	(5,736)

Total income	29,890,282

Expenses
Investment advisory	2,994,469
Professional	117,865
Accounting services	66,620
Transfer agent	63,661
Offering	47,168
Officer and Directors	11,303
Registration	33,461
Custodian	25,240
Printing	22,427
Miscellaneous	57,793

Total expenses excluding interest expense and income tax	3,440,007
Interest expense	1,390,574
Income tax	10,855

Total expenses	4,841,436
Less fees waived by the Manager	(341)

Total expenses after fees waived	4,841,095

Net investment income	25,049,187

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,449,242)
Financial futures contracts	108,439
Foreign currency transactions	716,342
Swaps	30,606

(6,593,855)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(26,493,624)
Investments — affiliated	(1,170,623)
Financial futures contracts	63,360
Foreign currency translations	(605,192)
Swaps	(81,446)
Unfunded floating rate loan interests	(353)

(28,287,878)

Net realized and unrealized loss	(34,881,733)

Net Decrease in Net Assets Resulting from Operations	$(9,832,546)

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	29

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015

Operations
Net investment income	$25,049,187	$54,411,245
Net realized loss	(6,593,855)	(12,632,459)
Net change in unrealized appreciation (depreciation)	(28,287,878)	(14,490,147)

Net increase (decrease) in net assets resulting from operations	(9,832,546)	27,288,639

Distributions to Shareholders From[1]
Net investment income	(26,915,502)	(55,139,401)

Net Assets
Total decrease in net assets	(36,748,048)	(27,850,762)
Beginning of period	801,886,587	829,737,349

End of period	$765,138,539	$801,886,587

Distributions in excess of net investment income, end of period	$(2,129,955)	$(263,640)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

30	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Consolidated Statement of Cash Flows

Six Months Ended August 31, 2015 (Unaudited)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(9,832,546)
Proceeds from sales of long-term investments	365,896,746
Purchases of long-term investments	(318,459,955)
(Increase) decrease in assets:
Cash pledged:
Financial futures contracts	221,280
Centrally cleared swaps	(400,000)
Receivables:
Interest	67,292
Swaps	269
Dividends	(15,176)
Variation margin receivable on financial futures contracts	(6,772)
Swap premiums paid	(14,190)
Prepaid expenses	(17,282)
Other assets	98,697
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	517,171
Interest expense	(2,330)
Other accrued expenses	(56,553)
Swaps	382
Officer’s and Directors’ fees	(7,845)
Variation margin payable on financial futures contracts	(30,616)
Variation margin payable on centrally cleared swaps	18,426
Swap premiums received	6,652
Amortization of premium and accretion of discount on investments	209,945
Net realized (gain) loss on investments	7,963,764
Net unrealized gain (loss) on investments and swaps	28,246,319

Net cash provided by operating activities	74,403,678

Cash Used for Financing Activities
Proceeds from bank borrowings	164,000,000
Payments on bank borrowings	(204,000,000)
Payments for offering costs	(4,000)
Cash dividends paid to shareholders	(26,911,541)
Amortization of deferred offering costs	47,168

Net cash used for financing activities	(66,868,373)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(400)

Cash and Foreign Currency
Net increase in cash and foreign currency	7,534,905
Cash and foreign currency at value at beginning of period	1,187,135

Cash and foreign currency at value at end of period	$8,722,040

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,345,736

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	31

Financial Highlights

	Six Months Ended August 31, 2015[1] (Unaudited)		Year Ended February 28,				Year Ended February 29, 2012[1]		Year Ended February 28, 2011
			2015[1]	2014[1]		2013[1]

Per Share Operating Performance
Net asset value, beginning of period	$4.29		$4.44	$4.38		$4.13	$4.28		$3.89

Net investment income[2]	0.13		0.29	0.30		0.33	0.33		0.33
Net realized and unrealized gain (loss)	(0.19)		(0.14)	0.10		0.25	(0.16)		0.40

Net increase (decrease) from investment operations	(0.06)		0.15	0.40		0.58	0.17		0.73

Distributions from:[3]
Net investment income	(0.14)		(0.30)	(0.33)		(0.33)	(0.32)		(0.33)
Return of capital	—		—	(0.01)		—	—		(0.01)

Total distributions	(0.14)		(0.30)	(0.34)		(0.33)	(0.32)		(0.34)

Net asset value, end of period	$4.09	[4]	$4.29	$4.44		$4.38	$4.13		$4.28

Market price, end of period	$3.50		$3.81	$4.08		$4.46	$4.13		$4.05

Total Return[5]
Based on net asset value	(0.87)%	[4,6]	4.15%	9.91%		14.78%	4.53%		19.92%

Based on market price	(4.49)%	[6]	0.66%	(0.81)%		16.87%	10.47%		12.90%

Ratios to Average Net Assets
Total expenses	1.22%	[7]	1.24%	1.38%	[8]	1.41%	1.44%	[9]	1.27%

Total expenses after fees waived and paid indirectly	1.22%	[7]	1.24%	1.38%	[8]	1.41%	1.44%	[9]	1.27%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.86%	[7]	0.89%	1.00%	[8]	1.04% [10]	1.06%	[10]	1.02%

Net investment income	6.29%	[7]	6.68%	6.80%		7.89%	7.99%	[9]	8.22%

Supplemental Data
Net assets, end of period (000)	$765,139		$801,887	$829,737		$474,953	$445,824		$461,247

Borrowings outstanding, end of period (000)	$255,000		$295,000	$315,000		$19	$145		$117

Asset coverage, end of period, per $1,000 of bank borrowings	$4,005		$3,718	$3,634		$3,500	$4,075		$4,942

Portfolio turnover rate	27%		54%	54%		72%	59%		81%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

For financial reporting purposes, the market values of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on August 31, 2015.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived, and total expenses after fees waived and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.

[9]	Restated to include income taxes for the consolidated entity.

[10]

For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax were 0.98% and 0.95%, respectively.

See Notes to Consolidated Financial Statements.

32	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the NAV of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of DSU Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold an investment in an operating company and satisfy Regulated Investment Company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of August 31, 2015 were $3,726,604, which is 0.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	33

Notes to Consolidated Financial Statements (continued)

accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

34	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	35

Notes to Consolidated Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative instruments has been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

36	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	37

Notes to Consolidated Financial Statements (continued)

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of August 31, 2015, the Fund had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Depreciation
USAGM HoldCo LLC, Delayed Draw Term Loan	$106,105	$105,752	$(353)
USAGM HoldCo LLC, 2nd Lien Delayed Draw Term Loan	$54,796	$54,796	—

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions which is shown in the Schedule of Investments.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

38	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments including equity risk and/or interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	39

Notes to Consolidated Financial Statements (continued)

take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform, though the Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its

40	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contacts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage at an annual rate of 0.55%.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Consolidated Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and Directors in the Consolidated Statement of Operations.

7. Purchases and Sales:

For the six months ended August 31, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were $293,057,837 and $345,213,817, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended February 28, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of February 28, 2015, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,
2016	$17,361,478
2017	64,528,254
2018	155,847,890
2019	16,301,990
No expiration date[1]	27,155,930

Total	$281,195,542

[1]	Must be utilized prior to losses subject to expiration.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	41

Notes to Consolidated Financial Statements (continued)

As of August 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,071,024,913

Gross unrealized appreciation	$12,369,460
Gross unrealized depreciation	(68,560,166)

Net unrealized depreciation	$(56,190,706)

9. Bank Borrowings:

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of August 31, 2015, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment amount of $405,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Fund pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Fund meets certain conditions. The fees associated with each of the agreements are included in the Consolidated Statement of Operations as borrowing costs, if any. Advances to the Fund as of August 31, 2015 are shown in the Consolidated Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended August 31, 2015, the average amount of bank borrowings and the daily weighted average interest rate for loans under the revolving credit agreement was $291,505,435 and 0.95%, respectively.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

42	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Notes to Consolidated Financial Statements (concluded)

The Fund filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 16,125,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). See Additional Information – Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by the Fund in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

For the six months ended August 31, 2015 and the year ended February 28, 2015, shares issued and outstanding remained constant.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the Fund’s net asset value. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by the Fund but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $1,385,823.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.024 per share on September 30, 2015 to Common Shareholders of record on September 15, 2015.

Additionally, the Fund declared a net investment income dividend of $0.020 per share on October 1, 2015 payable to Common Shareholders of record on October 15, 2015.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	43

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (the “Fund”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreement is also referred to herein as the “Agreement.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objectives, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to

44	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Disclosure of Investment Advisory Agreement (continued)

better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objectives, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with the Fund’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	45

Disclosure of Investment Advisory Agreement (continued)

closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, second and second quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further

46	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Disclosure of Investment Advisory Agreement (concluded)

considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in first quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that although the Fund may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	47

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Fund and Jonathan Diorio became a Vice President of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110

48	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect director nominees for BlackRock Debt Strategies Fund, Inc. There were no broker non-votes with regard to the Fund.

		Votes For	Votes Withheld	Abstain
Approved the Directors as follows:	Michael J. Castellano	164,964,029	7,465,021	0
	Richard E. Cavanagh	164,895,851	7,533,199	0
	Frank J. Fabozzi	164,954,883	7,474,167	0
	Kathleen F. Feldstein	164,850,615	7,578,435	0
	James T. Flynn	164,729,082	7,699,968	0
	Jerrold B. Harris	164,793,975	7,635,075	0
	R. Glenn Hubbard	164,675,346	7,753,704	0
	W. Carl Kester	164,676,064	7,752,986	0
	Barbara G. Novick	164,962,280	7,466,770	0
	John M. Perlowski	164,839,780	7,589,270	0
	Karen P. Robards	164,767,541	7,661,509	0

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of dividend distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Consolidated Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	49

Additional Information (continued)

General Information

DSU’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

During the period there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

50	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015

Additional Information (concluded)

General Information (concluded)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, the Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

The Fund has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus are not offers to sell Fund Common Shares or solicitations to buy Fund Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about the Fund, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of the Fund carefully and in its entirety before investing. A copy of the final prospectus for the Fund can be obtained from BlackRock at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2015	51

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-8/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2015

3